                                EXHIBIT 3.1


For Ministry Use Only                           Ontario Corporation Number
A l'usage excuart du ministere                  Numero de la societe en Ontario
                                                            1162209
                                                --------------------------------
[LOGO]   Ministry of               Ministere de
         Consumer and              la Consommation
         Commercial                et du Commerce
Ontario  Designs
CERTIFICATE                        CERTIFICAT
This is to certify that those      Ceci certifieque due les presents
articles are effective on          statuts entrent an vigueur le

     DECEMBER 28  DECEMBRE, 1995
   ------------------------------       | A |  | C |  | D |  | A |  | 3 |



                                        | S |     | N |     |ONTARIO   |


                     /s/
                  Director/ Directeur
Business Corporations Act
----------------------------------------------------------------------------
                      ARTICLES OF INCORPORATION
                         STATUTS CONSTITUTIFS

           1.    The name of the corporations is:    Denomination societe
                                                     actuelle de la societe:
                 -----------------------------------------------------------
                     1 1 6 2 2 0 9    O N T A R I O   I N C .
                 -----------------------------------------------------------

                 -----------------------------------------------------------

                 -----------------------------------------------------------

           2.    The address of the registered       Denomination sociale de
                  office is:                         la societe:

                                    2550 Argentina Road
                 -----------------------------------------------------------
                                     Steet and Number

                          Mississargs, Ontario                     LSM4RI
                 -----------------------------------------------------------
                             Municipality                       Postal Code

                 Regional Municipality of Peel    In the        N/A
                 --------------------------------         ------------------
                             Township                         County

           3.    Number (or minimum and maximum      Nombre (ou nombres
                 number) of directors is:            minimalet maximal) of
                                                     administratures:

                 A minimum of one (1) and a maximum of ten (10).

           4.    The first director(s)   Premier(s)
                 is/are                  administrateur(s):

                 First name, initial     Residence address   Resident Canadian
                 and surname                                    Yes or No
                 -------------------------------------------------------------
                 James D. Skippen        36 Bracken Avenue        Yes
                                         Toronto, Ontario
                                         M4E IN5




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               5.    Restrictions, if any, on
                     business the corporation may
                     carry on or on power's the
                     corporation may exercise.

Form 1
Business             None.
Corporations
Act

Formuie 1
Loi sur les
societes par
actions


               6.    The classes and any maximum
                     number of shares that the
                     corporation is authorized to
                     issue.

                     The corporation is authorized to issue an unlimited number of common shares.

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               7.    Rights, privileges,
                     restrictions and conditions (if
Form 1               any) pertaining to each class
Business             of shares and directors
Corporations         authority with respect to any
Act                  classes of shares which may be
                     issued in series.
Formuie 1
Loi sur les          None.
societes par
actions

               8.    The issue, transfer or
                     ownership of shares is/is not
                     restricted and the restrictions
                     (if any) are as follows:
Form 1
Business             No share or shares of the corporation shall at any time be
Corporations         transferred to any person without either (a) the consent of
Act                  a majority of the directors to be signified by a resolution passed by the board or by an instrument or instruments in
Formuie 1            writing signed by a majority of the directors, or (b) the
Loi sur les          consent of the holders of not less than 51% of the
societes par         outstanding common shares of the corporation signified
actions              either by a resolution passed at a meeting of such
                     shareholders or by an instrument or instruments in writing signed by such shareholders.



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               9.    Other, restrictions, if any,
                     are:
Form 1
Business
Corporations         A.  The number of shareholders of the corporation,
Act                      exclusive of persons who are in its employment and
                         exclusive of persons who, having been formerly in the
Formuie 1                employment of the corporation, were, while in that
Loi sur les              employment, and have continued after the termination of
societes par             that employment to be, shareholders of the corporation,
actions                  is limited to not more than fifty, two or more persons
                         who are the joint registered owners of one or more shares being counted as one shareholder.

                     B. Any invitation to the public to subscribe for securities of the corporation is prohibited.

                     C. Subject to the provisions of the Business Corporations Act, the corporation shall have a lien on the shares registered in the name of a shareholder or his legal representative for a debt of that shareholder to the corporation.

                     D. The board of directors may from time to time, in such amounts and on such terms as it deems expedient charge, mortgage, hypothecate or pledge all or any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the corporation.

                         The board of directors may from time to time delegate in such one or more of the directors and officers of the corporation as may be designated by the board all or any of the powers conferred on the board above to such extent and in such manner as the board shall determine at the time of such delegation.

               10.   The names and addresses of the      Nom et adresee des
                     incorporation are:                  lendateurs:

                     First name, initials and            Full residence
                     surname or corporate name           addresses or address of
                                                         registered office or of
                                                         principal place of
                                                         business giving Street
                                                         & No. or R.R. No.,
                                                         Municipality and Postal
                                                         Code.


               -----------------------------------------------------------------
               James D. Skippen                          36 Bracken Avenue
                                                         Toronto, Ontario
                                                         M4E 1N5



               These articles are signed in
               duplicate.
               -----------------------------------------------------------------
                                      (Signature of incorporators)


               /s/ James D. Skippen
               --------------------------
               James D. Skippen

For Ministry Use Only                           Ontario Corporation Number
A l'usage excuart du ministere                  Numero de la societe en Ontario
                                                            1162209
                                                --------------------------------
[LOGO]   Ministry of               Ministere de
         Consumer and              la Consommation
         Commercial                et du Commerce
Ontario  Designs
CERTIFICATE                        CERTIFICAT
This is to certify that those      Ceci certifieque due les presents
articles are effective on          statuts entrent an vigueur le

     JANUARY 30  JANVIER, 1996
    ------------------------------

            /s/                                             Trans
          Director/ Directeur                               Code
Business Corporations Act/Loi                               | C |
        de sur les compagnies                                18
--------------------------------------------------------------------------------
                              ARTICLES OF AMENDMENT
                             STATUTS DE MODIFICATION

Form 3         1.    The present name of the             Denomination sociale
Business             corporations is:                    actuelle de la societe:
Corporations         -----------------------------------------------------------
Act                  1 1 6 2 2 0 9    O N T A R I O   I N C .
Formule 3            -----------------------------------------------------------
Loi sur les
societes par         -----------------------------------------------------------
actions
                     -----------------------------------------------------------

               2.    The name of the corporation         Nouvelie denomination
                     is changed to (if applicable):      sociale de la societe
                                                         (s'il y a lieu):
                     -----------------------------------------------------------
                     M E D - E M E R G   I N T E R N A T I O N A L   I N C .
                     -----------------------------------------------------------

                     -----------------------------------------------------------

                     -----------------------------------------------------------

               3.    Date of incorporation/amalgamation: Date de la constitution ou del la fusion:

                                      28th December, 1995
               -----------------------------------------------------------------
                                      (Day, Month, Year)
                                      (jour, mont, annee)

               4.    The articles of the corporation     Les statuts de la
                     are  amended as follows:            societe sont modifies
                                                         de la facon sulvante:

               (i) The articles of the corporation are hereby amended to change the name of the corporation to:

                              MED-EMERG INTERNATIONAL, INC.

Form 3
Business
Corporations
Act
Formule 3
Loi sur les
societes par
actions


               5.    The amendment has been duly         La modification a ete
                     authorized as required by           dument autorisee
                     sections 168 and 170 (as            conformament aux
                     applicable) of the Business         articles 168 et 170
                     Corporations Act.                   (selon le cas) de la
                                                         Loi sur les societes
                                                         par actions.

               6.    The resolution authorizing the      Les actionnairee ou les
                     amendment was approved by the       administrateurs (selon
                     shareholders/directors (as          le cas) de la societe
                     applicable) of the corporation      ont approuve la
                     on                                  resolution autorisant
                                                         la modification le

                                        29th January, 1996
               -----------------------------------------------------------------
                                        (Day, Month, Year)
                                        (jour, mont, annee)

               These articles are signed in duplicate.   Les presents statuts
                                                         sont signes en double
                                                         exemplaire.

                                                    1162209 ONTARIO INC.
                                            ------------------------------------
                                                    (Name of Corporation)
                                           (Denomination socialte de la societe)

                                       By/Par:/s/ Carl Pahapill COO
                                              ----------------------------------
                                             (Signature) (Description of Office)
                                             (Signature) (Foncition)
                                       Carl Pahapill, Chief Operating Officer,
                                       Secretary & Treasurer